UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 13, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 21, 2005, Delphi Corporation (“Delphi”) entered into an Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement (the “Amended DIP Credit Facility”) to borrow up to $2.0 billion from a syndicate of lenders. Delphi has previously entered into five amendments to the Amended DIP Credit Facility. For more information regarding the Amended DIP Credit Facility, its five previous amendments, and the related approvals granted by the United States (“U.S.”) Bankruptcy Court for the Southern District of New York under chapter 11 of the U.S. Bankruptcy Code, see Delphi’s previous Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on November 22, 2005, February 8, 2006, April 18, 2006, June 20, 2006 and August 11, 2006.
On November 13, 2006, Delphi entered into the Sixth Amendment to the Amended and Restated Credit Agreement (the “Sixth Amendment”). The Sixth Amendment provides Delphi with additional time to deliver the quarterly financial statements for the period ended September 30, 2006 and the annual financial statements for the period ended December 31, 2006. Specifically, as a result of the Sixth Amendment the unaudited quarterly financial statements for the period ended September 30, 2006 are now due no later than 165 days after the end of such fiscal quarter (the date of delivery being the “2006 10Q Delivery Date”) and the audited annual financial statements for the period ended December 31, 2006 are now due no later than the later to occur of the date which is 30 days after the 2006 10Q Delivery Date and the date specified by the SEC for the filing of Annual Reports on Form 10-K. Further, the Sixth Amendment provides an amended definition for “Global EBITDAR” which provides for the full amount of the restructuring costs and related cash payments attributable to the UAW Special Attrition Agreement, and similar obligations pursuant to comparable labor agreements, be excluded in the calculation of “Global EBITDAR.” The amendment also extends the date by which Delphi must deliver updated financial projections from December 15, 2006 to March 31, 2007. The foregoing description is qualified by the actual terms of the Sixth Amendment, which is attached to this document as Exhibit 99(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description

99 (a)	Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 13, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: November 14, 2006

	By:	/s/ ROBERT J. DELLINGER
Robert J. Dellinger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99 (a)	Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 13, 2006

3